                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 4, 2000





                         QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


  NORTH CAROLINA                  340-23520                   56-1714315
  (State or other           (Commission File No.)           I.R.S. Employer
   jurisdiction                                          Identification Number
 of incorporation)


         4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200, DURHAM,
                           NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)


                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS.

On May 4, 2000, the Board of Directors of Quintiles Transnational Corp. (the "Company"), a North Carolina corporation, authorized the amendment and restatement of its Rights Agreement between the Company and First Union National Bank, as Rights Agent, dated as of November 5, 1999 (the "Rights Agreement"), resulting in an Amended and Restated Rights Agreement between the Company and First Union National Bank, as Rights Agent, dated as of November 5, 1999 and amended and restated as of May 4, 2000 (the "Amended and Restated Rights Agreement").

The amendments include, without limitation, the following: (i) the elimination of the definition of "Continuing Director" and the elimination of all references to that term; (ii) the modification of the redemption and amendment sections of the Rights Agreement to reflect the elimination of the "Continuing Director" concept; and (iii) the modification of Exhibit B "Form of Rights Certificate" and Exhibit C "Summary of Rights to Purchase Preferred Stock" to reflect the elimination of the "Continuing Director" concept.

A copy of the Amended and Restated Rights Agreement, which includes as Exhibits the Articles of Amendment of Amended and Restated Articles of Incorporation of the Company (setting forth the terms of the Preferred Stock), the form of Rights Certificate, and the form of Summary of Rights to Purchase Preferred Stock, has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A/A (Amendment No. 1). The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibit. A copy of the Amended and Restated Rights Agreement is available to shareholders free of charge from the Company.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit No.                 Description of Exhibit
                  -----------                 ----------------------

                  4.01(1)                     Amended and Restated Rights
                                              Agreement dated as of
                                              November 5, 1999 and amended and
                                              restated as of May 4, 2000 between
                                              Quintiles Transnational Corp. and
                                              First Union National Bank,
                                              including the form of Articles of
                                              Amendment of Amended and Restated
                                              Articles of Incorporation of the
                                              Company, the form of Rights
                                              Certificate and the Summary of
                                              Rights to Purchase Preferred
                                              Stock, attached thereto as
                                              Exhibits A, B and C,
                                              respectively.



         ------------------

         (1) Exhibit to the Company's Registration Statement on Form 8-A12G/A filed with the Securities and Exchange Commission on May 10, 2000 and incorporated herein by reference.

  [Remainder of page intentionally left blank; signature appears on next page]


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          QUINTILES TRANSNATIONAL CORP.


                                          By:   /s/ John S. Russell
                                                --------------------------------
Dated:  May 10, 2000                            John S. Russell
                                                Senior Vice President



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                                 EXHIBIT INDEX



         Exhibit No.                     Description of Exhibit
         -----------                     ----------------------

         4.01(1)                         Amended and Restated Rights Agreement
                                         dated as of November 5, 1999 and amended and restated as of May 4, 2000 between Quintiles Transnational Corp. and First
                                         Union National Bank, including the form
                                         of Articles of Amendment of Amended and
                                         Restated Articles of Incorporation of
                                         the Company, the form of Rights
                                         Certificate and the Summary of Rights
                                         to Purchase Preferred Stock, attached
                                         thereto as Exhibits A, B and C,
                                         respectively.


         ------------------

         (1) Exhibit to the Company's Registration Statement on Form 8-A12G/A filed with the Securities and Exchange Commission on May 10, 2000 and incorporated herein by reference.


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